UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272
(Address of principal executive offices)	(Zip code)

(412) 434-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
2.750% Notes due 2029	PPG 29A	New York Stock Exchange
3.250% Notes due 2032	PPG 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 3, 2025, PPG Industries, Inc. (the “Company”) completed an offering of $700,000,000 aggregate principal amount of 4.375% Notes due 2031 (the “Notes”). The Notes were offered by the Company pursuant to its Registration Statement on Form S-3 (File No. 333-270106) filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2023 and the Prospectus included therein, as supplemented by a Prospectus Supplement dated October 30, 2025 and filed with the SEC on October 31, 2025.

The Notes were issued pursuant to an indenture, dated as of March 18, 2008 (the “Original Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a first supplemental indenture, dated as of March 18, 2008, between the Company and the Trustee (the “First Supplemental Indenture”), and a thirteenth supplemental indenture, dated as of November 3, 2025, between the Company and the Trustee (the “Thirteenth Supplemental Indenture” and, together with the First Supplemental Indenture and the Original Indenture, the “Indenture”). The Company may issue additional debt from time to time pursuant to the Original Indenture. The Indenture contains covenants applicable to the Notes that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of the Company’s assets. The terms of the Notes also require the Company to make an offer to repurchase the Notes upon a Change of Control Triggering Event (as defined in the Thirteenth Supplemental Indenture) at a price equal to 101% of their principal amount plus accrued and unpaid interest.

The Company expects to use the net proceeds from the offering of the Notes for general corporate purposes, which may include, without limitation, repayment of our existing indebtedness, working capital, capital expenditures, investments in or loans to our subsidiaries or joint ventures or funding possible acquisitions.

The foregoing is a summary of the material terms and conditions of the Indenture and the Notes. Accordingly, the foregoing is qualified in its entirety by reference to the full text of (i) the Original Indenture, which is set forth in its entirety and filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 18, 2008, (ii) the First Supplemental Indenture, which is set forth in its entirety and filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 18, 2008, (iii) the Thirteenth Supplemental Indenture, which is set forth in its entirety and filed as Exhibit 4.3 to this Current Report on Form 8-K, and (iii) the form of the Notes, which is filed as Exhibit 4.4 to this Current Report on Form 8-K, each of which is incorporated herein by reference. The opinion of the Company’s counsel as to the validity of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On October 30, 2025, the Company entered into an Underwriting Agreement with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and PNC Capital Markets LLC, as representatives of the several underwriters named therein (the “Underwriters”), in connection with the issuance and sale by the Company of the Notes. Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, the Company has agreed to sell the Notes to the Underwriters, and the Underwriters have agreed to purchase the Notes for resale. The Underwriting Agreement provides that the Company will sell the Notes to the Underwriters at an issue price of 98.970% of the principal amount of the Notes, and that the Underwriters will offer the Notes to the public at a price of 99.570% of the principal amount thereof. Pursuant to the Underwriting Agreement, the Company has also agreed to indemnify the Underwriters and certain controlling persons against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended, and to contribute to payments if the Underwriters are required to make any payments in respect of any of these liabilities.

The foregoing is a summary of the material terms and conditions of the Underwriting Agreement. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is set forth in its entirety and filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1*	Underwriting Agreement, dated October 30, 2025, among PPG Industries, Inc. and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and PNC Capital Markets LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of March 18, 2008, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., was filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on March 18, 2008.

4.2	First Supplemental Indenture, dated as of March 18, 2008, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., was filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed on March 18, 2008.

4.3	Thirteenth Supplemental Indenture, dated as of November 3, 2025, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 4.375% Notes Due 2031.

5.1	Opinion of K&L Gates LLP.

23.1	Consent of K&L Gates LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2025		PPG INDUSTRIES, INC.
(Registrant)

	By:	/s/ Vincent J. Morales
Vincent J. Morales
Senior Vice President and Chief Financial Officer